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                                                                   EXHIBIT 10.24

             AMENDMENT NUMBER THIRTEEN TO CONSOLIDATED, AMENDED AND
                      RESTATED LOAN AND SECURITY AGREEMENT

               THIS AMENDMENT NUMBER THIRTEEN TO CONSOLIDATED, AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this "Amendment"), is entered into as of April ____, 2001 between FOOTHILL CAPITAL CORPORATION, a California corporation ("Foothill"), with a place of business located at 2450 Colorado Avenue, Suite 3000W, Santa Monica, California 90404, MALIBU ENTERTAINMENT WORLDWIDE, INC., a Georgia corporation ("MEWI"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, MOUNTASIA MANAGEMENT COMPANY, a Georgia corporation ("MMC"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, MALIBU GRAND PRIX CORPORATION, a Delaware corporation ("MGPC"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, TUCSON MGPC, INC., an Arizona corporation ("Tucson"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, PUENTE HILLS MGPC, INC., a California corporation ("PH"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, PUENTE HILLS SHOWBOAT MGPC, INC., a California corporation ("PHS"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, REDONDO BEACH CASTLE MGPC, INC., a California corporation ("RBC"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, REDWOOD CITY CASTLE MGPC, INC., a California corporation ("RCC"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, SAN DIEGO MGPC, INC., a California corporation ("San Diego"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, PORTLAND MGPC, INC., an Oregon corporation ("Portland"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, DALLAS CASTLE MGPC, INC., a Texas corporation ("DC"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, SAN ANTONIO CASTLE MGPC, INC., a Texas corporation ("SAC"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, SAN ANTONIO MGPC, INC., a Texas corporation ("San Antonio"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, MOUNTASIA DEVELOPMENT COMPANY, a Georgia corporation ("MDC"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, MALIBU GRAND PRIX DESIGN & MANUFACTURING, INC., a California corporation ("MGPDMI"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, MALIBU GRAND PRIX FINANCIAL SERVICES, INC., a California corporation ("MGPFSI"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, OFF TRACK MANAGEMENT, INC., a California corporation ("Off Track"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, MGP SPECIAL, INC., a California corporation ("Special"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, AMUSEMENT MANAGEMENT FLORIDA, INC., a Florida corporation


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("Amusement"), with its chief executive office located at 717 North
Harwood, Suite 1650, Dallas, Texas 75201, MALIBU GRAND PRIX CONSULTING, INC., a California corporation ("Consulting"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, MOUNTASIA - MEI INTERNATIONAL, INC., a Georgia corporation ("MMEII"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, MOUNTASIA
- MEI LIMITED COMPANY, INC., a California corporation ("MMEILC"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, MOUNTASIA - MEI CALIFORNIA, INC., a California corporation ("MCNC"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, MOUNTASIA - MEI CALIFORNIA LIMITED PARTNERSHIP, a California limited partnership ("MMEICLP"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, MOUNTASIA FAMILY ENTERTAINMENT CENTERS, INC., a Texas corporation ("MFEC"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, and MALIBU CENTERS, INC., a California corporation ("MCI"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201.

                                    Recitals:

A. Borrower and Foothill are parties to the Consolidated, Amended, and Restated Loan and Security Agreement, entered into as of August 22, 1996 (as amended from time to time prior to the date hereof, the "Loan Agreement").

B. Borrower has requested that Foothill extend the date on which the mandatory prepayment of the Obligations are due from April 30, 2001 to May 31, 2001; and

C. Foothill is willing to consent to the extension of the mandatory prepayment date from April 30, 2001 to May 31, 2001 on the terms and conditions set forth herein.

                                   Agreement:

                NOW, THEREFORE, in consideration of the mutual promises contained herein, Foothill and Borrower hereby agree as follows:

                1. Definitions. All capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Loan Agreement.

                2. Amendments to the Loan Agreement.

                        a. Section 1.1 of the Loan Agreement hereby is amended by adding or amending and restating, as applicable, each of the following definitions in alphabetical order:

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               "Thirteenth Amendment" means that certain Amendment Number
Thirteen to Consolidated, Amended, and Restated Loan and Security Agreement, dated as of April ___, 2001.

               "Thirteenth Amendment Closing Date" means the date on which each of the conditions precedent set forth in Section 3 of the Thirteenth Amendment are satisfied in full.

                        b. Section 2.12(b) of the Loan Agreement hereby is amended and restated in its entirety as follows:

                (b) On or before May 31, 2001, Borrower shall make a mandatory prepayment of the Obligations in an amount sufficient to reduce the aggregate amount of the Obligations outstanding to not more than $9,000,000.

                3. Condition to the Effectiveness of this Amendment. The effectiveness of this Amendment is subject to the fulfillment, to the satisfaction of Foothill, of each of the following conditions precedent:

                        a. Foothill shall have received on or before the Thirteenth Amendment Closing Date, this Amendment, duly executed and in form and substance satisfactory to Foothill.

                        b. The representations and warranties in this Amendment, the Agreement as amended by this Amendment, and the other Loan Documents shall be true and correct in all material respects on and as of the date hereof as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

                        c. After giving effect hereto, no Default or Event of Default shall have occurred and be continuing on the date hereof, nor shall result from the consummation of the transactions contemplated herein; and

                        d. No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any governmental authority against Borrower, Foothill, or any of their respective Affiliates.

                4. Representations and Warranties. Borrower hereby represents and warrants to Foothill that (a) the execution, delivery, and performance of this Amendment are within its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governments authority, or of the terms of its charter or

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bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected, (b) the Loan Agreement, as amended by this Amendment, constitutes Borrower's legal, valid, and binding obligation, enforceable against Borrower in accordance with its terms, and (c) this Amendment has been duly executed and delivered.

                5. Further Assurances. Borrower shall execute and deliver all financing statements, agreements, documents, and instruments, in form and substance satisfactory to Foothill, and take all actions as Foothill may reasonably request from time to time, to perfect and maintain the perfection and priority of Foothill's security interests in the Collateral, and to fully consummate the transactions contemplated under the Loan Agreement and this Amendment.

                6. Effect on Loan Documents. The Loan Agreement, as amended hereby, and the other Loan Documents shall be and remain in full force and effect in accordance with their respective terms and each hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of or as an amendment of any right, power, or remedy of Foothill under the Loan Agreement, as in effect prior to the date hereof.

                7. Miscellaneous.

                        a. Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, the Eighth Amendment, the Ninth Amendment, the Tenth Amendment, the Eleventh Amendment, Twelfth Amendment, and this Amendment.

                        b. Upon the effectiveness of this Amendment, each reference in the Loan Documents to the "Loan Agreement", "thereunder", "therein", 'thereof" or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, the Eighth Amendment, the Ninth Amendment, the Tenth Amendment, the Eleventh Amendment, Twelfth Amendment, and this Amendment.



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                        c.      This Amendment shall be governed by and
                                construed in accordance with the laws of the State of California.

                        d. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Amendment. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

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                IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be executed on the date first written above.

                MALIBU ENTERTAINMENT WORLDWIDE, INC., a Georgia corporation MOUNTASIA FAMILY ENTERTAINMENT CENTERS, INC., a Texas
                  corporation
                MOUNTASIA MANAGEMENT COMPANY, a Georgia corporation
                MALIBU GRAND PRIX CORPORATION, a Delaware corporation
                TUCSON MGPC, INC., an Arizona corporation
                PUENTE HILLS MGPC, INC., a California corporation
                PUENTE HILLS SHOWBOAT MGPC, INC., a California corporation REDONDO BEACH CASTLE MGPC, INC., a California corporation REDWOOD CITY CASTLE MGPC, INC., a California corporation
                SAN DIEGO MGPC, INC., a California corporation
                PORTLAND MGPC, INC., an Oregon corporation
                DALLAS CASTLE MGPC, INC., a Texas corporation
                SAN ANTONIO CASTLE MGPC, INC., a Texas corporation
                SAN ANTONIO MGPC, INC., a Texas corporation
                MOUNTASIA DEVELOPMENT COMPANY, a Georgia corporation
                MALIBU GRAND PRIX DESIGN & MANUFACTURING, INC., a California
                  corporation
                MALIBU GRAND PRIX FINANCIAL SERVICES, INC., a California
                  corporation
                OFF TRACK MANAGEMENT, INC., a California corporation
                MGP SPECIAL, INC., a California corporation
                AMUSEMENT MANAGEMENT FLORIDA, INC., a Florida corporation MALIBU GRAND PRIX CONSULTING, INC., a California corporation MOUNTASIA - MEI INTERNATIONAL, INC., a Georgia corporation MOUNTASIA - MEI LIMITED COMPANY, INC., a California corporation MOUNTASIA - MEI CALIFORNIA, INC., a California corporation MOUNTASIA - MEI INTERNATIONAL, INC., a Georgia corporation, in its capacity as general partner of MOUNTASIA - MEI CALIFORNIA
                LIMITED PARTNERSHIP, a California limited partnership
                MALIBU CENTERS, INC., a California corporation

                By:
                   ------------------------------------------
                Name:
                Title:  Responsible officer for each of the
                        above referenced Persons composing Borrower

                           [signature page continues]



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                                               FOOTHILL CAPITAL CORPORATION,
                                               a California corporation

                                               By:
                                                  ------------------------------
                                               Name:
                                               Title:




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